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                      PROSPECTUS SUPPLEMENT -- NOV. 1, 2008

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
Fund                                                             Prospectus date           Form #
RiverSource Variable Portfolio -- Large Cap Equity Fund              May 1, 2008        S-6466-99 AC
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The Principal Investment Strategies section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company does not meet the investment manager's performance expectations.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P 500 Index.

In selecting stocks for the Fund to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to weightings in the benchmark index.

- Limits on sector and industry allocations relative to the benchmark index.

- Limits on size of holdings relative to market liquidity.

The investment manager may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

The Principal Risks section has been revised to delete Foreign Risk and to add Quantitative Model Risk:

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

The Past Performance section has been revised to reflect the following index change to provide a more appropriate performance measurement for the Fund:

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
EXISTING INDEX                                                              INDEX EFFECTIVE NOV. 1, 2008
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
Russell 1000 Index (primary index)                                       S&P 500 Index (new primary index)
S&P 500 Index (secondary index)                                          NA
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Effective Nov. 1, 2008, the Russell 1000 Index is replaced with the S&P 500
Index as the Fund's primary benchmark. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P
500 Index will be included.

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The Management section has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the Fund's day-to-day management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

- MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

- Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

- Ph.D., MIT.

Information prior to Feb. 1, 2008 presented in sections entitled "Past Performance" and "Management" represents that of RiverSource Variable Portfolio -- Large Cap Equity Fund, a series of RiverSource Variable
Portfolio -- Investment Series, Inc., a Minnesota corporation, which was reorganized into the Fund, a series of RiverSource Variable Series Trust, a Massachusetts business trust, on that date. The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.